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                             THE VANTAGEPOINT FUNDS
                     VANTAGEPOINT INCOME PRESERVATION FUND
               VANTAGEPOINT MODEL PORTFOLIO SAVINGS ORIENTED FUND
             VANTAGEPOINT MODEL PORTFOLIO CONSERVATIVE GROWTH FUND
                    MODEL PORTFOLIO TRADITIONAL GROWTH FUND

Supplement dated November 8, 2004 to the Prospectus dated May 1, 2004 as amended
   This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus and all supplements including the supplement dated September 2, 2004. To the extent that any information contained in this supplement is different from or contradictory to the information included in the supplement dated September 2, 2004, this supplement supercedes the September 2, 2004 supplement.

Effective November 8, 2004, the prospectus for The Vantagepoint Income Preservation Fund (the "Fund") is hereby supplemented by replacing all references to the Fund with The Vantagepoint Short-Term Bond Fund and replacing the discussion of the Fund throughout the prospectus with the discussion below, which reflects changes to the investment objective, principal investment strategies, risks and portfolio managers of the Fund.

Vantagepoint Short-Term Bond Fund

INVESTMENT OBJECTIVE--To seek total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGY--To invest, under normal market conditions, at least 80% of its total assets in bonds of varying maturities. The Fund also normally invests at least 65% of its total assets in debt securities with more than one year to maturity, and its maximum average portfolio maturity (on a dollar-weighted basis) is three years.

The Fund seeks total return through individual security selection and analysis, sector rotation and yield curve positioning. The Fund invests in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; and (4) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax.

PRINCIPAL RISKS--The Fund is subject to all of the general risks of investing in the bond market, including the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate; credit risk which is the possibility that the issuer of a debt security will default; and the risk associated with the use of derivative instruments that the Fund would not be subject to if it invested directly in the securities underlying those derivatives.

PERFORMANCE INFORMATION--The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund prior to its conversion to a short-term bond fund, and show changes in the Fund's performance from year to year. This past performance (before and after taxes) was achieved before the Fund changed its investment objective, principal investment strategies and name and when the Fund had different investment subadvisers, and it does not indicate how the Fund will perform in the future. Before November 8, 2004, the Short-Term Bond Fund was called the Income Preservation Fund and sought to offer a high level of current income and to preserve principal and maintain a stable net asset value per

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share, by investing primarily in high-quality short-and intermediate-term fixed income securities and by purchasing insurance contracts to offset daily market fluctuations in the Fund's portfolio holdings. This is no longer the case. The Short-Term Bond Fund now seeks total return that is consistent with preservation of capital by investing in debt securities of varying maturities and by maintaining a maximum average portfolio maturity (on a dollar weighted basis) of three years. While the Fund's goal is to achieve long-term investment results similar to those achieved prior to November 8, 2004, there is no assurance that the Fund will be able to do so. As a short-term bond fund, the Fund's investment returns are expected to be more volatile and will vary depending on market conditions, particularly over the short-term. The Fund's net asset value will fluctuate. INVESTORS SHOULD TAKE INTO ACCOUNT THESE LIKELY IMPACTS OF THE RECENT CHANGES IN THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES BEFORE DECIDING TO BUY, HOLD OR SELL SHARES OF THE FUND. In addition, during the two months ended November 5, 2004, the Fund's portfolio was liquidated and replaced with fixed-income securities having less than 60 days to maturity in preparation for the Fund's conversion to the Vantagepoint Short-Term Bond Fund. As a result of these transactions, the Fund realized higher than normal returns during this two month period that are unlikely to be replicated.
[INCOME PRESERVATION FUND BAR CHART]

2001                                                                             5.18%
2002                                                                             4.09%
2003                                                                             3.51%

 BEST QUARTER         WORST QUARTER
    1.40%                 0.76%
(2ND QTR 2001)       (4TH QTR 2003)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                              1        SINCE
                                             YEAR    INCEPTION*
                                            ------   ----------
Short-Term Bond Fund
 Return before taxes                        3.51%      4.31%
 Return after taxes on distributions        2.31%      2.46%
 Return after taxes on distributions and
   sale of fund shares                      2.30%      2.57%
91-Day U.S. Treasury Bill (Reflects no
 deductions for fees, expenses, or taxes)   1.15%      2.56%
MFR First Tier Money Retail Average
 (Reflects no deductions for fees,
 expenses, or taxes)                        0.49%      1.80%

 *December 4, 2000.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

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                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                      ADVISORY   SUBADVISER    OTHER      TOTAL
       ACTIVELY MANAGED FUNDS           FEE         FEES      EXPENSES   EXPENSES
       ----------------------         --------   ----------   --------   --------
Short-Term Bond                        0.10%       0.15%       0.42%      0.67%

                                        3
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Example

This example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:

                                                                               10
           ACTIVELY MANAGED FUNDS               1 YR      3 YRS     5 YRS      YRS
           ----------------------              -------   -------   -------   -------
Short-Term Bond                                $    70   $   233   $   428   $ 1,091


If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

                                        4
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INVESTMENT OBJECTIVES,
INVESTMENT POLICIES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS
--------------------------------------------------------------------------------

Actively Managed Funds

Short-Term Bond Fund

GENERAL DESCRIPTION AND GOALS--The Short-Term Bond Fund seeks total return that is consistent with preservation of capital.

INVESTMENT STRATEGY--The Fund seeks total return through individual security selection and analysis, sector rotation and yield curve positioning. The Fund invests in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; and (4) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax.

The Fund generally invests in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB- and comparable grades of Moody's or Fitch), or are securities VIA determines are of comparable quality. However, the Fund may invest up to 10% of its total assets in debt securities rated below investment grade and 15% of its total assets in foreign securities, including up to 5% of its total assets in emerging markets debt and up to 10% of its assets in securities denominated in foreign currencies. In any event, the average credit quality of the Fund overall will remain investment grade.

Under normal market conditions, the Fund invests at least 80% of its total assets in bonds of varying maturities. The Fund also normally invests at least 65% of its total assets in debt securities with more than one year to maturity, and its maximum average portfolio maturity (on a dollar-weighted basis) is three years.

The Fund invests in debt securities that VIA believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity.

The Fund may invest its assets in derivative instruments such as futures, options and options on futures if used for relative value, hedging or risk control, but not for speculation and may use swap agreements to manage interest rate, currency and credit exposure. Investments in derivative instruments will be limited to 10% of the market value of the Fund's assets.

INVESTMENT RISKS--The Fund is subject to the general risks associated with fixed income securities including credit and interest rate risk. The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile.

As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities owned by the Fund usually will decline. When interest rates fall, the prices of these securities usually will increase. Generally, the longer the Fund's average portfolio maturity, the greater will be the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings.

By investing in the Fund, therefore, you could lose money.

Below investment grade debt securities (commonly known as "high yield bonds" or "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Although capital appreciation is not a primary objective of the Fund, there may be periods of time when the Fund's total return will be partly attributable to capital appreciation.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Although the Fund expects to be hedged against currency risk, there may be periods when the Fund has some currency risk exposure. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Payden & Rygel Investment Counsel ("Payden & Rygel") Los Angeles, California, serves as a bond manager focusing on short duration fixed income securities. Brian Matthews and James Sarni serve as portfolio managers of the Fund. Mr. Matthews, CFA and Managing Principal, began his investment career in 1983 and joined Payden & Rygel in 1986. He is a senior member of the firm's Investment Policy Committee. Mr. Sarni, Managing Principal, joined Payden & Rygel in 1990 and began his investment career in 1984. He is also a member of the firm's Investment Policy Committee. Both Mr. Matthews and Mr. Sarni have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.

STW Fixed Income Management Ltd. ("STW") serves as a bond manager to the Fund focusing on short-duration fixed income securities. William H. Williams, Edward
H. Jewett, Richard A. Rezek, Jr., and David J. Mulholland serve as portfolio managers of the Fund. Mr. Williams, Principal, Chief Executive Officer and Chief Investment Officer ("CIO"), has been STW's fixed income CIO for 27 years. Mr. Jewett, Principal, joined STW in 1988 as a portfolio manager and was elected Principal in October 1988. Mr. Rezek, CFA and Vice President, joined STW in 2002 as a portfolio manager and was elected Principal in October 2004. Prior to joining STW, he served as Vice President and Portfolio Manager at Loomis Sayles. Mr. Mulholland, Principal, has been a portfolio manager with STW since 1995 and was elected Principal in August 2002. Before joining STW, Mr. Mulholland spent over five years with the Treasury Department of the Bank of Butterfield in Hamilton, Bermuda.

PURCHASES--The Fund is open for investment by, but not limited to, the following: (i) the VantageTrust Funds; (ii) certain Vantagepoint Funds; (iii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (iv) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (v) persons participating in the VantageCare Retirement Health Savings Plan; (vi) 529 college savings plans;
(vii) certain tax-exempt or not-for-profit entities; (viii) Directors of The Vantagepoint Funds; and (ix) RC and its affiliates. The details of such eligibility criteria are set forth in the account application.

                                        6
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MODEL PORTFOLIO FUNDS

VIA, the investment adviser to the Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, has approved certain allocation changes to these funds effective November 8, 2004.

THE FOLLOWING INFORMATION REPLACES THE LIST OF FUNDS AND THE TARGET ALLOCATIONS FOUND UNDER THE SECTION ENTITLED "MODEL PORTFOLIO SAVINGS ORIENTED FUND--PRINCIPAL INVESTMENT STRATEGY" AND THAT FOUND UNDER THE SECTION "MODEL PORTFOLIO SAVINGS ORIENTED FUND--INVESTMENT STRATEGY" ON PAGES 17 AND 36 OF THE PROSPECTUS, RESPECTIVELY.

Short-Term Bond Fund                 35%
Core Bond Index Fund                 30%
US Government Securities Fund        10%
Equity Income Fund                   10%
Growth & Income Fund                 10%
International Fund                    5%

THE FOLLOWING INFORMATION REPLACES THE LIST OF FUNDS AND THE TARGET ALLOCATIONS FOUND UNDER THE SECTION ENTITLED "MODEL PORTFOLIO CONSERVATIVE GROWTH FUND--PRINCIPAL INVESTMENT STRATEGY" AND THAT FOUND UNDER THE SECTION "MODEL PORTFOLIO CONSERVATIVE GROWTH FUND--INVESTMENT STRATEGY" ON PAGES 19 AND 36 OF THE PROSPECTUS, RESPECTIVELY.

Short-Term Bond Fund                 30%
Core Bond Index Fund                 30%
Equity Income Fund                   10%
Growth & Income Fund                 10%
Growth Fund                           8%
Aggressive Opportunities Fund         5%
International Fund                    7%

THE FOLLOWING INFORMATION REPLACES THE LIST OF FUNDS AND THE TARGET ALLOCATIONS FOUND UNDER THE SECTION ENTITLED "MODEL PORTFOLIO TRADITIONAL GROWTH FUND--PRINCIPAL INVESTMENT STRATEGY" AND THAT FOUND UNDER THE SECTION "MODEL PORTFOLIO TRADITIONAL GROWTH FUND--INVESTMENT STRATEGY" ON PAGES 20 AND 37 OF THE PROSPECTUS, RESPECTIVELY.

Short-Term Bond Fund                 20%
Core Bond Index Fund                 20%
Equity Income Fund                   10%
Growth & Income Fund                 15%
Growth Fund                          15%
Aggressive Opportunities Fund        10%
International Fund                   10%

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SUPP-013-200411-322C